                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     Each person whose signature appears below constitutes and appoints Steve Y. Kim and Dale J. Bartos, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature                                        Title                                    Date
-------------------------------------      ------------------------------------------      ---------------------------


/s/  STEVE Y. KIM                             President, Chief Executive Officer                   April 14, 1998
-------------------------------------         (Principal Executive Officer) and
Steve Y. Kim                                  Director

/s/  DALE J. BARTOS                           Vice President of Finance and Chief                  April 14, 1998
-------------------------------------         Financial Officer (Principal Financial
DALE J. BARTOS                                Officer)

/s/  THOMAS S. BURNS                          Vice President of Finance (Chief                     April 14, 1998
-------------------------------------         Accounting Officer)
Thomas S. Burns

/s/  ROBERT S. CECIL                          Director                                             April 14, 1998
-------------------------------------
Robert S. Cecil

/s/  ROBERT C. HAWK                           Director                                             April 14, 1998
-------------------------------------
ROBERT C. HAWK

/s/  YURI PIKOVER                             Executive Vice President and Director                April 14, 1998
-------------------------------------
YURI PIKOVER

/s/  TRUDE C. TAYLOR                          Director                                             April 14, 1998
-------------------------------------
TRUDE C. TAYLOR

/s/  JOHN L. WALECKA                          Director                                             April 14, 1998
-------------------------------------
JOHN L. WALECKA

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